(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
November 30, 2002


Merrill Lynch
International Equity
Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch International Equity Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Total Return in U.S. Dollars* of Foreign Stock Markets Representing the Fund's Top Country Positions For the Six-Month Period Ended
November 30, 2002

A bar chart illustrating the following portfolio information:


                                Percentage
Country                         of Stocks

Netherlands                       -20.2%
Japan                             -19.3
France                            -17.5
Switzerland                       -16.4
Canada                            -15.1
Ireland                           -13.2
United Kingdom                    -12.0
Spain                             -10.1
Australia                          -8.1
Italy                              -6.2


Source: Morgan Stanley Capital International World (Ex-U.S.) Index.


*For the six-month period ended November 30, 2002, total investment return in U.S. dollars for the Morgan Stanley Capital International World (Ex-U.S.) Index was -15.10%.




Merrill Lynch International Equity Fund, November 30, 2002


DEAR SHAREHOLDER


For the six-month period ended November 30, 2002, total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares was -16.17%, -16.63%, -16.62% and -16.36%,
respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders). The unmanaged Morgan Stanley Capital International World Index posted a return of -15.10% for the same period.

The Fund's performance lagged the benchmark slightly for the six months ended November 30, 2002. Early in the period, the Fund was positioned for a recovery in global economic growth, which proved to be premature. Toward the end of the period performance suffered because of the market rotation out of defensive sectors into smaller and lower-quality cyclical issues as investors increased their risk appetite. The Fund was generally underweighted in these areas, which rallied significantly, as we believed these moves were not justified by underlying fundamentals. Instead, we focused on higher-quality issues. This underperformance was partially offset by good relative performance in our mining companies.


Market Review
Markets declined during the six-month period ended November 30, 2002 as nominal economic growth disappointed and concerns over corporate accounting and the geopolitical situation led investors to demand a higher risk premium. Markets fell particularly heavily in June and July as revelations of further accounting irregularities at high-profile U.S. companies such as WorldCom, Inc. dealt a heavy blow to investor confidence in the United States and in other regions. In Europe, technology and telecommunication stocks were weak, and debt concerns surrounding France Telecom and Deutsche Telekom AG further hindered performance in this area of the market. In Japan, exporting stocks such as Sony Corporation and Hitachi, Ltd. suffered as doubts were raised about the levels of overseas demand going forward. The Bank of Japan intervened to restrain the yen's strength relative to the dollar.

Markets rallied in August in the wake of severe declines, but fell sharply again in September because of deteriorating economic data, increasing geopolitical tensions and a weaker-than-expected lead up to the third-quarter reporting season. Sentiment was also negatively affected by concerns over the solvency of European financials given continued equity market weakness and deteriorating credit quality. This led to a flood of rights issues as companies moved to strengthen balance sheets. The Bank of Japan's surprise announcement in late September that it would buy stocks from banks raised hope that the government may move to recapitalize the banking sector and take more aggressive action regarding the liquidation of bad loans. This led to a sharp rally in Japanese bank shares.

Toward the end of the six-month period, European equity markets joined the U.S. rally, underpinned by third-quarter earnings numbers, which were in line with, to marginally ahead of, the market's downgraded estimates. Investors also began to anticipate that the European Central Bank would cut interest rates at its meeting at the beginning of December (which actually materialized), helping to boost the demand for equities. The Japanese market lagged other major regions as investors responded negatively to the rising possibility of forced bankruptcies and a hard landing for the economy, which could arise from more aggressive reforms to address banks' bad debt problems.


Portfolio Strategy
The Fund began the six-month period ended November 30, 2002 with a clear preference for Eastern markets (Japan and the Pacific Basin) over Western markets (Europe). There were three strands to this strategy. First, Japan and emerging Asia appeared more geared into a global economic recovery. Second, the Eastern economies had consistently demonstrated upside surprises in domestic demand growth (even Japan), whereas European domestic demand disappointed. Third, valuations in Europe looked relatively unattractive.

Within Europe, we favored the United Kingdom, reflecting relative valuations and economic performance. The United Kingdom has consistently been the only major market where a strong case could be made that it looked inexpensive in absolute terms.

At the sector level, we adopted a pro-cyclical stance in the first half of the year before shifting to a more defensive bias in the July - September quarter. This move was prompted by deterioration in the momentum of leading economic indicators. At the same time, we began to narrow the preference for Eastern over Western markets. The only notable currency strategy was to hedge some yen exposure at various points over the six-month period, which proved profitable.

Following the change in the Fund management team at the end of September, which meant that the Fund transitioned to a more bottom-up stock selection approach, certain changes were made resulting in the current strategy. We are underweighted in the retail sector, since we have concerns about consumer spending going forward given the mounting personal debt levels of individuals. We also have an underweighted stance toward the insurance sector, particularly in Europe where we have concerns about the solvency of certain issues. The Fund is overweighted in food and beverage stocks as we believe these are attractively valued and offer relatively resilient earnings streams. Another area we have an overweighted position is in the materials sector where we were able to find high-quality cyclical exposure at a reasonable price.


In Conclusion
Recent macroeconomic data have improved slightly underpinning our belief that a gradual recovery in global economic growth will ultimately be sustained. We expect this to be led by the United States, where we believe economic policy will remain accommodative until growth in final demand has been assured. However, we anticipate the profile of economic growth over this cycle to be modest.

The recent sustained rally has reduced valuation support for the market generally and returned many individual companies to fully valued or expensive territory. Consequently, we retain our focus on investing in high-quality franchises at reasonable valuations. This continues to lead us to a balanced strategy, which combines selected cyclicality (media and materials) with defensive companies (such as food, beverage and tobacco) offering what we believe is good growth at reasonable valuations.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Ian Rowley)
Ian Rowley
Vice President and
Portfolio Manager



January 6, 2003


We are pleased to announce that Ian Rowley has been named Portfolio Manager of Merrill Lynch International Equity Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Rowley joined an affiliate of Merrill Lynch Asset Management UK Limited in 2001. Prior thereto, Mr. Rowley was employed at UBS Asset Management from 1988 to 2001.



Merrill Lynch International Equity Fund, November 30, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/02                   -14.29%        -18.79%
Five Years Ended 11/30/02                 - 3.97         - 5.00
Inception (10/21/94) through 11/30/02     - 1.75         - 2.40

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 11/30/02                   -15.14%        -18.53%
Five Years Ended 11/30/02                 - 4.96         - 5.26
Inception (7/30/93) through 11/30/02      - 0.81         - 0.81

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 11/30/02                   -15.23%        -16.07%
Five Years Ended 11/30/02                 - 4.97         - 4.97
Inception (10/21/94) through 11/30/02     - 2.75         - 2.75

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 11/30/02                   -14.59%        -19.07%
Five Years Ended 11/30/02                 - 4.21         - 5.24
Inception (7/30/93) through 11/30/02      - 0.04         - 0.61

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the since inception period.)
**Assuming maximum sales charge.



Recent
Performance
Results

                                                               6-Month          12-Month     Since Inception
As of November 30, 2002                                      Total Return     Total Return     Total Return
ML International Equity Fund Class A Shares*                    -16.17%          -14.29%          -13.32%
ML International Equity Fund Class B Shares*                    -16.63           -15.14           - 7.28
ML International Equity Fund Class C Shares*                    -16.62           -15.23           -20.26
ML International Equity Fund Class D Shares*                    -16.36           -14.59           - 0.33
Morgan Stanley Capital International World (Ex-U.S.) Index**    -15.10           -12.43        +4.99/+22.42

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/21/94 for Class A & Class C Shares and from 7/30/93 for Class B & Class D
Shares.
**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries, excluding the United States. Since inception total returns are for the periods from 10/31/94 and from 7/30/93, respectively.



PORTFOLIO INFORMATION


Worldwide
Investments as of
November 30, 2002


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Royal Dutch Petroleum Company               3.7%
BP Amoco PLC                                3.5
Vodafone Group PLC                          3.1
TotalFinaElf SA                             2.7
Royal Bank of Scotland Group PLC            2.4
Billiton PLC                                2.4
GlaxoSmithKline PLC                         2.2
Unilever NV 'A'                             2.2
Rio Tinto PLC (Registered Shares)           2.1
Nokia Oyj (Series A)                        2.0



                                        Percent of
Geographical Asset Mix                 Net Assets*

Europe (Ex United Kingdom)                 40.0%
United Kingdom                             34.7
Japan                                      15.9
Pacific Basin/Asia (Ex Japan)               4.1
North America                               2.9
Southeast Asia                              0.0++
Latin America                               0.0++

*Percent of net assets may not equal 100%.
++Amount is less than 0.1%.


                                        Percent of
Ten Largest Countries                   Net Assets

United Kingdom                             34.7%
Japan                                      15.9
France                                      9.3
Switzerland                                 8.2
Netherlands                                 7.7
Italy                                       4.2
Ireland                                     3.3
Canada                                      2.9
Australia                                   2.6
Spain                                       2.4



Five Largest Industries++               Percent of
(Equity Investments)                    Net Assets

Banks                                      16.3%
Oil & Gas                                  11.8
Pharmaceuticals                             8.9
Food Products                               5.1
Metals & Mining                             4.5


++For Fund compliance puposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Merrill Lynch International Equity Fund, November 30, 2002


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                    Shares                                                                       Percent of
EUROPE        Industry*              Held                    Investments                 Cost           Value    Net Assets
Finland       Communications        210,895  Nokia Oyj (Series A)                   $   3,029,409    $   4,070,088     2.0%
              Equipment

                                             Total Investments in Finland               3,029,409        4,070,088      2.0


France        Automobiles            14,645  PSA Peugeot Citroen                          612,774          660,697      0.3

              Banks                  43,925  BNP Paribas SA                             1,428,289        1,791,560      0.9

              Building Products      26,365  Compagnie de Saint-Gobain                    819,726          796,541      0.4

              Chemicals              19,480  Air Liquide                                2,504,966        2,618,063      1.3

              Food & Drug            19,665  Carrefour SA                                 831,367          863,891      0.4
              Retailing

              Food Products           2,990  Groupe Danone                                396,879          391,735      0.2

              Media                  32,020  Vivendi Universal SA                         506,311          522,079      0.3

              Multi-Utilities &      28,140  Suez SA                                      431,672          515,084      0.3
              Unregulated Power

              Oil & Gas              40,195  TotalFinaElf SA                            5,678,694        5,402,107      2.7

              Pharmaceuticals        34,715  Aventis SA                                 2,227,898        1,932,204      1.0

              Semiconductor          61,140  STMicroelectronics NV                        863,018        1,564,952      0.8
              Equipment & Products

              Transportation         59,025  ++Autoroutes du Sud de la France           1,452,765        1,465,016      0.7
              Infrastructure

                                             Total Investments in France               17,754,359       18,523,929      9.3


Germany       Automobiles            44,335  Bayerische Motoren Werke (BMW) AG          1,518,666        1,512,783      0.8

              Software                9,340  SAP AG (Systeme, Anwendungen,
                                             Produkte in der Datenverarbeitung)           433,981          825,079      0.4

                                             Total Investments in Germany               1,952,647        2,337,862      1.2


Ireland       Banks                 206,740  Allied Irish Banks PLC                     2,481,053        2,920,442      1.4
                                    106,720  Anglo Irish Bank Corporation plc             661,431          732,539      0.4
                                                                                    -------------    -------------    -----
                                                                                        3,142,484        3,652,981      1.8

              Construction          207,450  CRH PLC                                    2,762,400        3,006,829      1.5
              Materials

                                             Total Investments in Ireland               5,904,884        6,659,810      3.3


Italy         Banks                 421,060  Intesa BCI SpA                             1,104,229          919,421      0.5
                                    406,805  Unicredito Italiano SpA                    1,657,040        1,622,805      0.8
                                                                                    -------------    -------------    -----
                                                                                        2,761,269        2,542,226      1.3

              Diversified           238,845  Telecom Italia SpA                         1,781,837        1,953,097      1.0
              Telecommunication
              Services

              Oil & Gas             269,750  ENI SpA                                    3,818,496        3,923,238      1.9

                                             Total Investments in Italy                 8,361,602        8,418,561      4.2


Netherlands   Diversified           170,620  Fortis                                     2,782,784        3,024,638      1.5
              Financials             26,765  ING Groep NV                                 418,990          509,884      0.3
                                                                                    -------------    -------------    -----
                                                                                        3,201,774        3,534,522      1.8

              Food Products          74,498  Unilever NV 'A'                            4,577,132        4,342,882      2.2

              Oil & Gas             168,980  Royal Dutch Petroleum Company              7,709,524        7,403,181      3.7

                                             Total Investments in the Netherlands      15,488,430       15,280,585      7.7


Spain         Banks                 250,629  Banco Bilbao Vizcaya, SA                   2,277,254        2,615,427      1.3

              Diversified           175,397  ++Telefonica SA                            1,806,052        1,786,726      0.9
              Telecommunication
              Services

              Electric Utilities     36,960  Endesa SA                                    379,286          437,905      0.2

                                             Total Investments in Spain                 4,462,592        4,840,058      2.4


Sweden        Machinery              61,779  Atlas Copco AB 'A'                         1,137,963        1,424,296      0.7
                                     27,213  SKF AB 'B'                                   707,956          769,975      0.4
                                     51,386  Sandvik AB                                 1,161,964        1,238,538      0.6

                                             Total Investments in Sweden                3,007,883        3,432,809      1.7


Switzerland   Banks                  40,671  Credit Suisse Group                          684,156          956,868      0.5
                                     64,314  UBS AG (Registered Shares)                 2,679,089        3,240,846      1.6
                                                                                    -------------    -------------    -----
                                                                                        3,363,245        4,197,714      2.1

              Food Products          18,896  Nestle SA (Registered Shares)              4,141,563        3,821,491      1.9

              Health Care             5,058  ++Centerpulse AG (Registered)                733,460          811,517      0.4
              Equipment & Supplies

              Insurance              27,395  Swiss Re (Registered Shares)               1,789,900        2,049,916      1.1

              Pharmaceuticals       107,207  Novartis AG (Registered Shares)            4,338,286        3,989,367      2.0
                                     19,958  Roche Holding AG                           1,464,927        1,419,421      0.7
                                                                                    -------------    -------------    -----
                                                                                        5,803,213        5,408,788      2.7

                                             Total Investments in Switzerland          15,831,381       16,289,426      8.2



Merrill Lynch International Equity Fund, November 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

EUROPE                              Shares                                                                       Percent of
(concluded)   Industry*              Held                    Investments                 Cost           Value    Net Assets
United        Aerospace &           592,925  BAE Systems PLC                        $   1,858,285    $   1,561,486     0.8%
Kingdom       Defense

              Banks                 456,520  Barclays PLC                               2,985,402        3,303,105      1.7
                                    242,330  HSBC Holdings PLC                          2,735,533        2,875,124      1.4
                                    140,520  Lloyds TSB Group PLC                       1,383,347        1,186,171      0.6
                                    190,515  Royal Bank of Scotland Group PLC           4,314,559        4,885,353      2.4
                                                                                    -------------    -------------    -----
                                                                                       11,418,841       12,249,753      6.1

              Beverages             316,870  Diageo PLC                                 3,952,915        3,300,968      1.7

              Commercial            362,915  Bunzl PLC                                  2,535,827        2,411,251      1.2
              Services &
              Supplies

              Diversified           328,700  BT Group PLC                               1,067,069        1,074,060      0.6
              Telecommunication
              Services

              Electric Utilities     70,000  ++British Energy PLC (Deferred Shares)             0                1      0.0
                                    270,430  National Grid Group PLC                    1,867,008        1,814,653      0.9
                                                                                    -------------    -------------    -----
                                                                                        1,867,008        1,814,654      0.9

              Food & Drug         1,060,850  Tesco PLC                                  3,387,897        3,350,886      1.7
              Retailing

              Food Products          94,370  Cadbury Schweppes PLC                        617,090          612,322      0.3

              Gas Utilities         555,040  Centrica PLC                               1,674,443        1,459,555      0.7

              Health Care           156,160  Nycomed Amersham PLC                       1,414,836        1,404,453      0.7
              Equipment & Supplies

              Hotels,               136,755  Compass Group PLC                            584,056          671,355      0.3
              Restaurants &
              Leisure

              Insurance             172,165  Prudential Corporation PLC                 1,229,320        1,434,544      0.7

              Media                  49,580  ++British Sky Broadcasting
                                             Group PLC ("BSkyB")                          498,785          506,852      0.3
                                     36,875  Pearson PLC                                  387,286          424,307      0.2
                                    362,700  Reed Elsevier PLC                          3,138,376        3,188,641      1.6
                                    327,990  WPP Group PLC                              2,266,454        2,778,869      1.4
                                                                                    -------------    -------------    -----
                                                                                        6,290,901        6,898,669      3.5

              Metals & Mining       897,040  Billiton PLC                               4,306,522        4,759,658      2.4
                                    211,280  Rio Tinto PLC (Registered Shares)          3,583,440        4,280,347      2.1
                                                                                    -------------    -------------    -----
                                                                                        7,889,962        9,040,005      4.5

              Oil & Gas           1,067,025  BP Amoco PLC                               7,904,728        6,948,317      3.5

              Pharmaceuticals        53,340  AstraZeneca Group PLC                      1,847,003        2,030,108      1.0
                                    232,175  GlaxoSmithKline PLC                        5,656,366        4,346,009      2.2
                                                                                    -------------    -------------    -----
                                                                                        7,503,369        6,376,117      3.2

              Tobacco                68,650  British American Tobacco PLC                 685,040          619,552      0.3
                                     28,660  Imperial Tobacco Group PLC                   407,992          407,152      0.2
                                                                                    -------------    -------------    -----
                                                                                        1,093,032        1,026,704      0.5

              Water Utilities       147,655  Severn Trent PLC                           1,500,287        1,426,755      0.7

              Wireless            3,227,185  Vodafone Group PLC                         4,946,651        6,126,230      3.1
              Telecommunication
              Services

                                             Total Investments in the
                                             United Kingdom                            68,736,517       69,188,084     34.7


                                             Total Investments in Europe              144,529,704      149,041,212     74.7


LATIN AMERICA

Brazil        Metals & Mining        44,000  Companhia Vale do Rio Doce,
                                             0% due 12/31/2049 (a)                              0                0      0.0

                                             Total Investments in Latin America                 0                0      0.0


NORTH AMERICA

Canada        Aerospace & Defense   177,690  Bombardier Inc. 'B'                          871,700          632,906      0.3

              Banks                  46,515  Royal Bank of Canada                       1,483,009        1,748,247      0.9

              Insurance              45,860  Power Financial Corporation                1,042,275        1,047,994      0.5

              Multiline Retail      252,210  Hudson's Bay Company                       1,554,214        1,497,225      0.7

              Pharmaceuticals        29,080  ++Biovail Corporation                        867,785          958,567      0.5

                                             Total Investments in North America         5,818,983        5,884,939      2.9


PACIFIC BASIN/ASIA

Australia     Banks                 119,312  Commonwealth Bank of Australia             1,951,344        1,818,555      0.9
                                     54,000  National Australia Bank Limited              990,881          992,836      0.5
                                                                                    -------------    -------------    -----
                                                                                        2,942,225        2,811,391      1.4

              Beverages             281,000  Foster's Brewing Group Limited               751,639          735,131      0.4

              Commercial            247,000  Brambles Industries Limited                1,249,270          623,996      0.3
              Services &
              Supplies

              Diversified            81,400  Telstra Corporation Limited                  207,888          208,840      0.1
              Telecommunication
              Services

              Insurance             106,000  AMP Limited                                  809,905          782,535      0.4

                                             Total Investments in Australia             5,960,927        5,161,893      2.6


Hong Kong     Electric              301,000  Hongkong Electric Holdings Limited         1,214,717        1,177,183      0.6
              Utilities

              Electrical            640,000  Johnson Electric Holdings Limited            747,578          738,585      0.4
              Equipment

                                             Total Investments in Hong Kong             1,962,295        1,915,768      1.0



Merrill Lynch International Equity Fund, November 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

PACIFIC BASIN/ASIA                  Shares                                                                       Percent of
(concluded)   Industry*              Held                    Investments                 Cost           Value    Net Assets
Japan         Air Freight &          87,000  Yamato Transport Co., Ltd.             $   1,622,153    $   1,284,602     0.7%
              Logistics

              Automobiles           104,000  Nissan Motor Co., Ltd.                       700,257          829,352      0.4
                                    125,300  Toyota Motor Corporation                   3,723,195        3,293,197      1.7
                                                                                    -------------    -------------    -----
                                                                                        4,423,452        4,122,549      2.1

              Beverages             171,000  Asahi Breweries Limited                    1,573,694        1,011,917      0.5

              Chemicals             220,000  Asahi Chemical Industry Co., Ltd.          1,017,650          517,161      0.2
                                     38,600  Shin-Etsu Chemical Co., Ltd.               1,424,145        1,373,677      0.7
                                                                                    -------------    -------------    -----
                                                                                        2,441,795        1,890,838      0.9

              Diversified            26,800  Promise Co., Ltd.                          1,292,601          988,744      0.5
              Financials             18,600  Takefuji Corporation                       1,230,769        1,020,218      0.5
                                                                                    -------------    -------------    -----
                                                                                        2,523,370        2,008,962      1.0

              Food & Drug            32,200  Lawson Inc.                                  991,358          869,951      0.4
              Retailing

              Food Products          70,100  Katokichi Co., Ltd.                        1,380,858          980,135      0.5

              Gas Utilities         456,000  Osaka Gas Co.                              1,109,001        1,068,212      0.5

              Health Care            20,000  Suzuken Co., Ltd.                            438,213          466,882      0.2
              Providers &
              Services

              Hotels,                13,500  Oriental Land Co., Ltd                       925,412          816,512      0.4
              Restaurants &
              Leisure

              Household Durables    154,000  Sharp Corporation                          1,878,982        1,673,052      0.8

              Insurance                  49  ++Millea Holdings, Inc.                      383,681          377,154      0.2

              Leisure Equipment      67,000  Fuji Photo Film                            2,191,202        2,176,550      1.1
              & Products

              Machinery              89,000  Tsubakimoto Chain Co.                        266,448          219,385      0.1

              Media                  98,000  Toppan Printing Co., Ltd.                    942,581          722,312      0.4

              Office Electronics     90,000  Canon, Inc.                                3,198,492        3,430,600      1.7

              Pharmaceuticals        28,000  Fujisawa Pharmaceutical Co., Ltd.            611,629          607,926      0.3
                                     57,000  Takeda Chemical Industries, Ltd.           2,596,772        2,396,033      1.2
                                                                                    -------------    -------------    -----
                                                                                        3,208,401        3,003,959      1.5

              Real Estate           187,000  Mitsubishi Estate Company, Limited         1,532,560        1,396,604      0.7

              Road & Rail           402,000  Keisei Electric Railway Co., Ltd.          1,340,883        1,112,337      0.6

              Trading Companies     200,000  Mitsubishi Corporation                     1,518,488        1,260,254      0.6
              & Distributors

              Wireless                  960  NTT DoCoMo, Inc.                           2,589,044        1,943,272      1.0
              Telecommunication
              Services

                                             Total Investments in Japan                36,480,068       31,836,039     15.9


Singapore     Banks                 139,000  United Overseas Bank Ltd.                    959,415          944,347      0.5

              Industrial            103,000  Sembcorp Industries Limited (Warrants)(b)          0              292      0.0
              Conglomerates

                                             Total Investments in Singapore               959,415          944,639      0.5

                                             Total Investments in the Pacific
                                             Basin/Asia                                45,362,705       39,858,339     20.0



SOUTHEAST ASIA

India         Chemicals                 218  Reliance Industries Ltd.                       1,129            1,299      0.0

                                             Total Investments in Southeast Asia            1,129            1,299      0.0



SHORT-TERM                     Shares Held/
SECURITIES                     Face Amount                      Issue
              Common Stock        3,162,204  Merrill Lynch Liquidity Series,
                                             LLC Cash Sweep Series I (c)                3,162,204        3,162,204      1.6


              U.S. Government                U.S. Treasury Bills:
              Obligations**     US$ 250,000     1.57% due 12/05/2002                      249,945          249,975      0.1
                                US$ 100,000     1.65% due 12/19/2002                       99,913           99,943      0.0
                                                                                    -------------    -------------   ------
                                                                                          349,858          349,918      0.1

                                             Total Investments in
                                             Short-Term Securities                      3,512,062        3,512,122      1.7

              Total Investments                                                     $ 199,224,583      198,297,911     99.3
                                                                                    =============
              Other Assets Less Liabilities                                                              1,298,834      0.7
                                                                                                     -------------   ------
              Net Assets                                                                             $ 199,596,745   100.0%
                                                                                                     =============   ======

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)Received through a bonus issue from Companhia Vale do Rio Doce.
As of November 30, 2002, the debentures have not commenced trading and the coupon rate has not been determined.
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                            Net Share       Net       Dividend
Affiliate                    Activity       Cost       Income

Merrill Lynch
Liquidity Series, LLC
Cash Sweep Series I         3,162,204    $3,162,204    $1,022


See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 2002


STATEMENT OF ASSETS AND LIABILITIES

                  As of November 30, 2002
Assets:           Investments, at value (identified cost--$199,224,583)                                      $  198,297,911
                  Foreign cash (cost--$308,824)                                                                     307,023
                  Cash                                                                                               16,148
                  Receivables:
                     Securities sold                                                       $    6,187,660
                     Dividends                                                                    685,849
                     Beneficial interest sold                                                     109,678         6,983,187
                                                                                           --------------
                  Prepaid registration fees                                                                          33,512
                                                                                                             --------------
                  Total assets                                                                                  205,637,781
                                                                                                             --------------

Liabilities:      Payables:
                     Beneficial interest redeemed                                               3,174,595
                     Securities purchased                                                       2,638,312
                     Investment adviser                                                           112,818
                     Distributor                                                                   47,017         5,972,742
                                                                                           --------------
                  Accrued expenses                                                                                   68,294
                                                                                                             --------------
                  Total liabilities                                                                               6,041,036
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  199,596,745
                                                                                                             ==============

Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:       number of shares authorized                                                                $      990,342
                  Class B Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                       363,528
                  Class C Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                       170,837
                  Class D Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                     1,418,635
                  Paid-in capital in excess of par                                                              307,485,197
                  Undistributed investment income--net                                     $      231,361
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (110,154,998)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                             (908,157)
                                                                                           --------------
                  Total accumulated losses--net                                                               (110,831,794)
                                                                                                             --------------
                  Net assets                                                                                 $  199,596,745
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $67,522,809 and 9,903,418 shares
Value:                     of beneficial interest outstanding                                                $         6.82
                                                                                                             ==============
                  Class B--Based on net assets of $24,234,469 and 3,635,275 shares
                           of beneficial interest outstanding                                                $         6.67
                                                                                                             ==============
                  Class C--Based on net assets of $11,221,501 and 1,708,365 shares
                           of beneficial interest outstanding                                                $         6.57
                                                                                                             ==============
                  Class D--Based on net assets of $96,617,966 and 14,186,347 shares
                           of beneficial interest outstanding                                                $         6.81
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended November 30, 2002
Investment        Dividends (net of $194,923 foreign withholding tax)                                        $    1,937,861
Income:           Interest                                                                                           66,960
                                                                                                             --------------
                  Total income                                                                                    2,004,821
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $      744,346
                  Account maintenance and distribution fees--Class B                              149,175
                  Transfer agent fees--Class D                                                    118,097
                  Account maintenance fees--Class D                                               116,509
                  Custodian fees                                                                   93,169
                  Transfer agent fees--Class A                                                     80,692
                  Account maintenance and distribution fees--Class C                               59,169
                  Accounting services                                                              58,720
                  Professional fees                                                                51,056
                  Transfer agent fees--Class B                                                     46,350
                  Registration fees                                                                33,990
                  Printing and shareholder reports                                                 31,190
                  Trustees' fees and expenses                                                      26,373
                  Transfer agent fees--Class C                                                     17,579
                  Pricing fees                                                                      1,448
                  Other                                                                             9,409
                                                                                           --------------
                  Total expenses                                                                                  1,637,272
                                                                                                             --------------
                  Investment income--net                                                                            367,549
                                                                                                             --------------

Realized &        Realized gain (loss)on:
Unrealized Gain      Investments--net                                                        (36,468,855)
(Loss) on            Foreign currency transactions--net                                           129,051      (36,339,804)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--Net:   Investments--net                                                           (839,113)
                     Foreign currency transactions--net                                           (7,298)         (846,411)
                                                                                           --------------    --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                   (37,186,215)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $ (36,818,666)
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            November 30,         May 31,
                  Increase (Decrease) in Net Assets:                                            2002               2002
Operations:       Investment income--net                                                   $      367,549    $      181,215
                  Realized loss on investments and foreign currency transactions--net        (36,339,804)      (25,516,367)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                            (846,411)         7,262,411
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from operations                       (36,818,666)      (18,072,741)
                                                                                           --------------    --------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                    (495,809)         (199,044)
Shareholders:        Class D                                                                    (545,683)         (249,624)
                  Realized gain on investments--net:
                     Class A                                                                           --         (365,798)
                     Class B                                                                           --         (925,574)
                     Class C                                                                           --         (206,374)
                     Class D                                                                           --         (618,054)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders                                               (1,041,492)       (2,564,468)
                                                                                           --------------    --------------

Beneficial        Net increase in net assets derived from beneficial
Interest          interest transactions                                                        11,062,136        66,995,761
Transactions:                                                                              --------------    --------------

Net Assets:       Total increase (decrease) in net assets                                    (26,798,022)        46,358,552
                  Beginning of period                                                         226,394,767       180,036,215
                                                                                           --------------    --------------
                  End of period*                                                           $  199,596,745    $  226,394,767
                                                                                           ==============    ==============

                  *Undistributed investment income--net                                    $      231,361    $      905,304
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    8.20    $    9.14    $   11.08    $    9.16    $    9.57
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net++                          .02          .06          .05          .09          .13
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.39)        (.86)       (1.90)         1.83        (.18)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.37)        (.80)       (1.85)         1.92        (.05)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.01)        (.05)           --           --           --
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.36)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.01)        (.14)        (.09)           --        (.36)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    6.82    $    8.20    $    9.14    $   11.08    $    9.16
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share        (16.17%)+++      (8.82%)     (16.77%)       20.96%       (.35%)
Return:**                                                     =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization
Average           expenses                                       1.31%*        1.31%        1.26%        1.32%        1.33%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses                                       1.31%*        1.31%        1.29%        1.41%        1.33%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          .71%*         .72%         .45%         .83%        1.54%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  67,523    $  67,054    $  32,933    $  34,693    $  19,540
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            104.88%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 2002


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    8.00    $    8.96    $   10.97    $    9.17    $    9.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                 (.01)        (.05)        (.07)        (.03)          .04
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.32)        (.82)       (1.85)         1.83        (.19)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.33)        (.87)       (1.92)         1.80        (.15)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --        (.09)        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    6.67    $    8.00    $    8.96    $   10.97    $    9.17
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share        (16.63%)+++      (9.76%)     (17.58%)       19.63%      (1.36%)
Return:**                                                     =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization
Average           expenses                                       2.37%*        2.33%        2.30%        2.35%        2.39%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses                                       2.37%*        2.33%        2.33%        2.44%        2.39%
                                                              =========    =========    =========    =========    =========
                  Investment income (loss)--net                 (.35%)*       (.60%)       (.65%)       (.26%)         .41%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  24,234    $  40,854    $  97,211    $ 150,140    $ 144,681
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            104.88%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    7.88    $    8.83    $   10.81    $    9.03    $    9.49
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income (loss)--net++                 (.01)        (.04)        (.07)        (.02)          .03
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.30)        (.82)       (1.82)         1.80        (.19)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.31)        (.86)       (1.89)         1.78        (.16)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions:
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total distributions                                --        (.09)        (.09)           --        (.30)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    6.57    $    7.88    $    8.83    $   10.81    $    9.03
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share        (16.62%)+++      (9.79%)     (17.56%)       19.71%      (1.50%)
Return:**                                                     =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization
Average           expenses                                       2.35%*        2.33%        2.29%        2.41%        2.40%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses                                       2.35%*        2.33%        2.32%        2.51%        2.40%
                                                              =========    =========    =========    =========    =========
                  Investment income (loss)--net                 (.34%)*       (.50%)       (.66%)         .54%         .40%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  11,222    $  14,696    $  20,987    $  33,999    $   6,328
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            104.88%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                Class D
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    8.19    $    9.13    $   11.10    $    9.20    $    9.63
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net++                          .02          .03          .01          .06          .11
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.36)        (.84)       (1.89)         1.84        (.20)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.34)        (.81)       (1.88)         1.90        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.04)        (.04)           --           --           --
                     Realized gain on investments--net               --        (.09)           --           --           --
                     In excess of realized gain on
                     investments--net                                --           --        (.09)           --        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.04)        (.13)        (.09)           --        (.34)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    6.81    $    8.19    $    9.13    $   11.10    $    9.20
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share        (16.36%)+++      (8.96%)     (17.01%)       20.65%       (.70%)
Return:**                                                     =========    =========    =========    =========    =========

Ratios to         Expenses, excluding reorganization
Average           expenses                                       1.56%*        1.57%        1.51%        1.57%        1.59%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses                                       1.56%*        1.57%        1.54%        1.66%        1.59%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          .46%*         .40%         .14%         .55%        1.23%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  96,618    $ 103,791    $  28,905    $  41,931    $  35,210
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                            104.88%      135.54%      154.99%      149.78%      132.43%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.




Merrill Lynch International Equity Fund, November 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc., ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives. For the six months ended November 30, 2002, MLIM paid MLAM U.K. a fee of $188,299 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance       Distribution
                               Fee                Fee

Class B                        .25%               .75%
Class C                        .25%               .75%
Class D                        .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                             FAMD               MLPF&S

Class A                      $   --             $    1
Class D                      $  114             $2,207


For the six months ended November 30, 2002, MLPF&S received contingent deferred sales charges of $13,173 and $650 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $29,830 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2002, the Fund reimbursed MLIM $2,543 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FAMD, PSI, FDS and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2002 were $218,227,496 and $205,216,541, respectively.

Net realized gains (losses) for the six months ended November 30, 2002 and net unrealized gains (losses) as of November 30, 2002 were as follows:


                                         Realized       Unrealized
                                          Gains           Gains
                                         (Losses)        (Losses)

Investments:
  Long-term                          $(35,458,616)    $   (926,732)
  Short-term                                    --               60
  Financial futures contracts          (1,010,239)               --
                                     -------------    -------------
Total investments                     (36,468,855)        (926,672)
                                     -------------    -------------
Currency transactions:
  Forward foreign exchange contracts        53,677               --
  Foreign currency transactions             75,374           18,515
                                     -------------    -------------
Total currency transactions                129,051           18,515
                                     -------------    -------------
Total                                $(36,339,804)    $   (908,157)
                                     =============    =============



As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $8,202,162, of which $10,537,872 related to appreciated securities and $18,740,034 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $206,500,073.


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $11,062,136 and $66,995,761 for the six months ended November 30, 2002 and for the year ended May 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            6,257,530     $   42,896,514
Shares issued to shareholders
in reinvestment of dividends              65,602            455,275
                                   -------------     --------------
Total issued                           6,323,132         43,351,789
Shares redeemed                      (4,595,420)       (31,476,413)
                                   -------------     --------------
Net increase                           1,727,712     $   11,875,376
                                   =============     ==============




Merrill Lynch International Equity Fund, November 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            8,269,876     $   66,402,795
Shares issued to shareholders
in reinvestment of distributions          62,445            518,921
                                   -------------     --------------
Total issued                           8,332,321         66,921,716
Shares redeemed                      (3,759,484)       (30,173,557)
                                   -------------     --------------
Net increase                           4,572,837     $   36,748,159
                                   =============     ==============



Class B Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                              339,464     $    2,337,977
Shares redeemed                        (696,570)        (4,825,910)
Automatic conversion of shares       (1,115,760)        (7,655,638)
                                   -------------     --------------
Net decrease                         (1,472,866)     $ (10,143,571)
                                   =============     ==============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            1,137,986     $    8,863,824
Shares issued to shareholders
in reinvestment of distributions          96,363            788,248
                                   -------------     --------------
Total issued                           1,234,349          9,652,072
Shares redeemed                      (3,029,548)       (23,929,002)
Automatic conversion of shares       (3,949,348)       (30,824,225)
                                   -------------     --------------
Net decrease                         (5,744,547)     $ (45,101,155)
                                   =============     ==============



Class C Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                              163,622     $    1,108,629
Shares redeemed                        (320,180)        (2,207,129)
                                   -------------     --------------
Net decrease                           (156,558)     $  (1,098,500)
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                              333,158    $     2,575,420
Shares issued to shareholders
in reinvestment of distributions          22,851            184,183
                                   -------------     --------------
Total issued                             356,009          2,759,603
Shares redeemed                        (868,958)        (6,745,925)
                                   -------------     --------------
Net decrease                           (512,949)     $  (3,986,322)
                                   =============     ==============



Class D Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            2,333,352     $   16,346,280
Automatic conversion of shares         1,091,449          7,655,638
Shares issued to shareholders
in reinvestment of dividends              73,120            507,452
                                   -------------     --------------
Total issued                           3,497,921         24,509,370
Shares redeemed                      (1,990,474)       (14,080,539)
                                   -------------     --------------
Net increase                           1,507,447     $   10,428,831
                                   =============     ==============



Class D Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            7,198,581     $   60,915,258
Automatic conversion of shares         3,873,463         30,824,225
Shares issued to shareholders
in reinvestment of distributions          98,338            817,189
                                   -------------     --------------
Total issued                          11,170,382         92,556,672
Shares redeemed                      (1,656,011)       (13,221,593)
                                   -------------     --------------
Net increase                           9,514,371     $   79,335,079
                                   =============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended November 30, 2002.


6. Commitments:
At November 30, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,302,000 and $4,865,000, respectively.


7. Capital Loss Carryforward:
On May 31, 2002 the Fund had a net capital loss carryforward of $55,248,419, of which $24,504,507 expires in 2007 and $30,743,912 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
Ian Rowley, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863